Eaton Vance Management

Two International Place

Boston, MA  02110

(617)482-8260

www.eatonvance.com

May 24, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

Attention:  Office of Filings, Information & Consumer Services

RE:

Eaton Vance Mutual Funds Trust (File Nos. 811-04015 and 02-90946) (the “Registrant”)

on behalf of its series Eaton Vance Tax-Managed International Equity Fund

(“Tax-Managed International Equity Fund” or “Fund”)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant for its series Tax-Managed International Equity Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are definitive copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on Friday, August 17, 2012.  The Registrant transmitted preliminary copies of the proxy materials on May 2, 2012 (Accession No. 0000940394-12-000555).

The definitive filing incorporates responses to comments made on the preliminary proxy statement by Valerie Lithotomos of the Division of Investment Management to the undersigned on May 14, 2012.  The comments and responses thereto are as follows:

Comment No. 1:  Indicate with respect to Proposal 2 that the terms of the Securities and Exchange Commission’s rule proposal entitled “Exemption from Shareholder Approval for Certain Subadvisory Contracts” (the “Rule Proposal”) could, if adopted, differ from the terms of the Rule Proposal dated October 23, 2003.

Response:  The following language is included in the proxy statement regarding the Rule Proposal.

The Fund is seeking shareholder approval of the Portfolio’s operation under the new rule if it is adopted by the Commission.  If the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described here.  The Adviser intends to comply with the terms of the rule as adopted.  However, it is possible that the Commission will not adopt the proposed rule at all.  If the Commission does not adopt the proposed rule, the Portfolio would be required to seek the approval of its interestholders before entering into any new sub-advisory agreement.

Securities and Exchange Commission

May 24, 2012

Comment No. 2:  Confirm that the total expenses contained in the proxy statement with respect to Proposal 1 are gross expenses.

Response:  It is confirmed that the total expenses contained in the proxy statement are gross expenses. Effective May 1, 2012, the Fund’s investment adviser contractually agreed to reduce the advisory fee payable to it as described in the proxy statement.  This fee reduction cannot be changed without the approval of a majority of the holders of interests in the Tax-Managed International Equity Portfolio.  Other Expenses contained in the fee table are estimated to reflect the anticipated increase in fees associated with the increase in securities held by the Tax-Managed International Equity Portfolio in which the Fund invests substantially all of its assets.

If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8520.

Very truly yours,

/s/ Timothy P. Walsh

Timothy P. Walsh, Esq.

Vice President